EXHIBIT 99.2


                    Certification of Chief Financial Officer
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           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
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                to Section 906 of the Sarbanes-Oxley Act of 2002
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The undersigned, the Chief Financial Officer of SAVVIS Communications
Corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                              /s/ David J. Frear

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                                                                  David J. Frear
                                                         Chief Financial Officer
                                                                 August 14, 2002